UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):                             April 5, 2006

HNI Corporation

(Exact Name of Registrant as Specified in Charter)

Iowa	0-2648	42-0617510
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

414 East Third Street, P.O. Box 1109, Muscatine, Iowa  52761-0071

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code:                                                           (563) 272-7400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1                               REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01                                             Entry Into a Material Definitive Agreement.

Second Amendment to Credit Agreement

On April 5, 2006, HNI Corporation (the “Corporation”), as borrower, certain domestic subsidiaries of the Corporation, as guarantors (the “Guarantors”), certain lenders (the “Lenders”) and Wachovia Bank, National Association, as administrative agent for the Lenders (“Wachovia”), entered into a Second Amendment to Credit Agreement (the “Second Amendment”). The Second Amendment amends the Credit Agreement, dated as of January 28, 2005, by and among the Corporation, the Guarantors, the Lenders and Wachovia (the “Credit Agreement”), a copy of which was previously filed as Exhibit 10.1 to the Corporation’s Current Report on Form 8-K filed February 2, 2005. The Credit Agreement was previously amended by the First Amendment to Credit Agreement, dated as of December 22, 2005, by and among the Corporation, the Guarantors, the Lenders and Wachovia, a copy of which was previously filed as Exhibit 99.1 to the Corporation’s Current Report on Form 8-K filed February 17, 2006.

The Second Amendment provides for certain changes to the covenants in the Credit Agreement to permit the Corporation’s entry into the Note Purchase Agreement (as defined below). All other terms and conditions of the Credit Agreement remain unchanged.

Certain of the Lenders party to the Second Amendment, and their respective affiliates, have performed, and may in the future perform for the Corporation and its subsidiaries, various commercial banking, investment banking, underwriting and other financial advisory services, for which they have received, and will receive, customary fees and expenses.

The foregoing description of the Second Amendment and related matters is qualified in its entirety by reference to the Second Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Note Purchase Agreement

On April 6, 2006, the Corporation entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with the note purchasers identified therein (the “Purchasers”) providing for the sale by the Corporation and the purchase by the Purchasers of $150 million of senior, unsecured notes issued by the Corporation, designated as Series 2006-A Senior Notes (the “Notes”) in a private placement transaction. The Notes were sold at par on April 6, 2006, and were issued in one tranche, Series 2006-A. The Notes have a maturity date of April 6, 2016 and bear interest at a rate of 5.54% per annum. Interest on the Notes is payable semi-annually on the 6th day of April and the 6th day of October of each year until all principal is paid. Interest payments commence on October 6, 2006.

The Corporation’s obligations under the Note Purchase Agreement and the Notes rank pari passu in right of payment with all other senior, unsecured debt of the Corporation, including the Corporation’s debt under the Credit Agreement.

The Note Purchase Agreement contains restrictive covenants customary for such financings, including, among other things, covenants that place limits on the Corporation’s ability to incur liens on assets, incur additional debt, transfer or sell the Corporation’s assets, merge or consolidate with other persons or enter into material transactions with affiliates. The Note Purchase Agreement also contains events of default customary for such financings, the occurrence of which will permit the Purchasers of the Notes to accelerate the amounts due thereunder.

The Note Purchase Agreement contains a financial covenant requiring that the Corporation’s ratio of consolidated debt to consolidated EBITDA not exceed 3.50 to 1.00, on a rolling four quarter basis. Additionally, under the Note Purchase Agreement, the Corporation may not permit the aggregate amount of priority debt to at any time exceed 15% of the consolidated total assets of the Corporation at the end of the then most recently ended fiscal quarter. Priority debt is defined as all unsecured debt of certain of the Corporation’s subsidiaries (but excluding certain types of debt) and all debt of the Corporation and certain of its subsidiaries secured by liens (but excluding debt secured by certain permitted liens).

Pursuant to a Subsidiary Guaranty Agreement, certain of the Corporation’s subsidiaries guaranteed the payment of all principal, interest, and any applicable Make-Whole Amount (as defined below) on the Notes and the other payment and performance obligations of the Corporation contained in the Notes and in the Note Purchase Agreement.

The Corporation is permitted, at its option, to prepay, from time to time, at least 10% of the then-outstanding principal amount of any series of the Notes at 100% of the principal amount of the series of Notes to be prepaid (but, in the case of partial prepayment, not less than $10,000,000 or a lesser amount as may be required to effect a partial prepayment resulting from certain offers made in connection with the sale of the Corporation’s assets), together with interest accrued on such amount to be prepaid to the date of payment, plus any applicable Make-Whole Amount. The Make-Whole Amount is computed by discounting the remaining scheduled payments of interest and principal of the Notes being prepaid at a discount rate equal to the sum of 50 basis points and the yield to maturity of U.S. treasury securities having a maturity equal to the remaining average life of the Notes being prepaid.

The Corporation used the proceeds from the issuance of the Notes to repay a portion of the money borrowed under the Credit Agreement.

Two of the Purchasers, State Farm Life Insurance Company and State Farm Life and Accident Assurance Company, are affiliates of State Farm Mutual Automobile Insurance Company, State Farm Fire and Casualty Company, State Farm Associates Funds Trust – State Farm Growth Fund, State Farm Associates Funds Trust – State Farm Balanced Fund, State Farm Insurance Companies Employee Retirement Trust, State Farm Insurance Companies Savings and Thrift Plan for U.S. Employees – Equities Account, and State Farm Insurance Companies Savings and Thrift Plan for U.S. Employees – Balanced Account, which collectively own more than 14% of the Corporation’s common stock.

The foregoing description of the Note Purchase Agreement and related matters is qualified in its entirety by reference to the Note Purchase Agreement, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

SECTION 2                               FINANCIAL INFORMATION

Item 2.03               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01, Note Purchase Agreement, in this Current Report on Form 8-K is incorporated herein by reference.

SECTION 9                               FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01                                             Financial Statements and Exhibits.

The following exhibits relating to Item 1.01 are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

10.1

Second Amendment to Credit Agreement, dated as of April 5, 2006, by and among HNI Corporation, as Borrower, certain domestic subsidiaries of HNI Corporation, as Guarantors, certain lenders party thereto and Wachovia Bank, National Association, as Administrative Agent.

10.2	Note Purchase Agreement dated as of April 6, 2006, by and among HNI Corporation and the Purchasers named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HNI CORPORATION

Date:	April 10, 2006	By:	/s/ Jeffrey D. Lorenger
Jeffrey D. Lorenger Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

10.1

Second Amendment to Credit Agreement, dated as of April 5, 2006, by and among HNI Corporation, as Borrower, certain domestic subsidiaries of HNI Corporation, as Guarantors, certain lenders party thereto and Wachovia Bank, National Association, as Administrative Agent.

10.2	Note Purchase Agreement dated as of April 6, 2006, by and among HNI Corporation and the Purchasers named therein.